SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 04/25/97
                        (Date of earliest event reported)


                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                  (Registrant)

Date:  04/25/97

  By:
  Name:David Shepherd
Title: Assistant Secretary

State Street Bank and Trust Company
as Trustee

J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1996-C2
B193
Trustee's Report to Certificateholders         Payment Date:  April 25, 1997

                                                                                     Ending
           Certificate           Interest      Principal          Interest           Balance
Class      Rate                  Type          Distribution       Distribution       Factor
Regular
A          0.06470000            Fixed         1.49947            5.00387            0.92658
AX*        0.02261112            Variable      0.00000            1.74873            0.92658
B          0.06800000            Fixed         0.00000            5.66667            1.00000
C          0.07000000            Fixed         0.00000            5.83333            1.00000
D          0.07300000            Fiixed        0.00000            6.08333            1.00000
DX*        0.01697779            Variable      0.00000            1.41482            1.00000
E          0.08731112            Variable      0.00000            7.27593            1.00000
F          0.08731112            Variable      0.00000            7.27593            1.00000
G          0.08731112            Variable      0.00000            7.27593            1.00000
NR         0.08731112            Variable      0.00000            7.16122            1.00000
R-I        0.00000000            N/A           0.00000            0.00000            0.00000
R-II       0.00000000            N/A           0.00000            0.00000            0.00000
R-III      0.00000000            N/A           0.00000            0.00000            0.00000

Class DX Components
DX-B*      0.01931112            Variable      0.00000            11.80523           1.00000
DX-C*      0.01731112            Variable      0.00000            10.58260           1.00000
DX-D*      0.01431112            Variable      0.00000            8.74864            1.00000
* Notional Class




Payment Summary
         Principal        Principal    Interest      Interest       Total
Class    Payable          Adjustments  Payable       Adjustments    Payable
Regular
A        310,631.28       0.00         1,036,607.05  0.00           1,347,238.33
AX*      0.00             0.00         362,269.65    0.00           362,269.65
B        0.00             0.00         94,945.00     0.00           94,945.00
C        0.00             0.00         97,737.50     0.00           97,737.50
D        0.00             0.00         101,926.25    0.00           101,926.25
DX*      0.00             0.00         71,115.70     0.00           71,115.70
E        0.00             0.00         182,873.14    0.00           182,873.14
F        0.00             0.00         16,618.22     0.00           16,618.22
G        0.00             0.00         77,575.93     0.00           77,575.93
NR       0.00             0.00         66,177.92     0.00           66,177.92
R-I      0.00             0.00         0.00          0.00           0.00
R-II     0.00             0.00         0.00          0.00           0.00
R-III    0.00             0.00         0.00          0.00           0.00

Total    310,631.28       0.00         2,107,846.36  0.00           2,418,477.64

Class DX Components
DX-B*    0.00             0.00         26,963.15     0.00           26,963.15
DX-C*    0.00             0.00         24,170.65     0.00           24,170.65
DX-D*    0.00             0.00         19,981.90     0.00           19,981.90
* Notional Class





Advances
Current Period Principal Advance                             1,701.32
Current Period Interest Advance                              10,125.40

Cumulative Principal Advance                                 1,701.32
Cumulative Interest Advance                                  10,125.40

Current Service Advance                                      349.51
Cumulative Service Advance                                   349.51


Primary Servicing Fee                                        30,182.24
Master Servicing Fee                                         12,072.90
Special Servicing Fee                                        0.00




Principal Distribution Detail
         Beginning        Principal      Realized    Principal    Net Principal    Ending
Class    Balance          Payable        Loss        Adjustment   Payments         Balance
A        192,260,968.36   310,631.28     0.00        0.00         310,631.28       191,950,337.08
AX*      192,260,968.36   0.00           0.00        0.00         0.00             191,950,337.08
B        16,755,000.00    0.00           0.00        0.00         0.00             16,755,000.00
C        16,755,000.00    0.00           0.00        0.00         0.00             16,755,000.00
D        16,755,000.00    0.00           0.00        0.00         0.00             16,755,000.00
DX*      50,265,000.00    0.00           0.00        0.00         0.00             50,265,000.00
E        25,134,000.00    0.00           0.00        0.00         0.00             25,134,000.00
F        2,284,000.00     0.00           0.00        0.00         0.00             2,284,000.00
G        10,662,000.00    0.00           0.00        0.00         0.00             10,662,000.00
NR       9,143,511.00     0.00           0.00        0.00         0.00             9,143,511.00
R-I      0.00             0.00           0.00        0.00         0.00             0.00
R-II     0.00             0.00           0.00        0.00         0.00             0.00
R-III    0.00             0.00           0.00        0.00         0.00             0.00

Total    289,749,479.36   310,631.28     0.00        0.00         310,631.28       289,438,848.08

Class DX Components
DX-B*    16,755,000.00    0.00           0.00        0.00         0.00             16,755,000.00
DX-C*    16,755,000.00    0.00           0.00        0.00         0.00             16,755,000.00
DX-D*    16,755,000.00    0.00           0.00        0.00         0.00             16,755,000.00
* Notional Class


Interest Distribution Detail
         Accrued        CVA              Prepayment Prior Unpaid Current Unpaid   Interest          Net
Class    Interest       Interest Amount  Premium    Int Amt      Interest         Adjustment        Interest
A        1,036,607.05   0.00             0.00       0.00         0.00             0.00              1,036,607.05
AX*      362,269.65     0.00             0.00       0.00         0.00             0.00              362,269.65
B        94,945.00      0.00             0.00       0.00         0.00             0.00              94,945.00
C        97,737.50      0.00             0.00       0.00         0.00             0.00              97,737.50
D        101,926.25     0.00             0.00       0.00         0.00             0.00              101,926.25
DX*      71,115.70      0.00             0.00       0.00         0.00             0.00              71,115.70
E        182,873.14     0.00             0.00       0.00         0.00             0.00              182,873.14
F        16,618.22      0.00             0.00       0.00         0.00             0.00              16,618.22
G        77,575.93      0.00             0.00       0.00         0.00             0.00              77,575.93
NR       66,177.92      0.00             0.00       -349.60      -349.60          0.00              65,478.72
R-I      0.00           0.00             0.00       0.00         0.00             0.00              0.00
R-II     0.00           0.00             0.00       0.00         0.00             0.00              0.00
R-III    0.00           0.00             0.00       0.00         0.00             0.00              0.00

Total    2,107,846.36   0.00             0.00       (349.60)     (349.60)         0.00              2,107,147.16

Class DX Components
DX-B*    26,963.15      0.00             0.00       0.00         0.00             0.00              26,963.15
DX-C*    24,170.65      0.00             0.00       0.00         0.00             0.00              24,170.65
DX-D*    19,981.90      0.00             0.00       0.00         0.00             0.00              19,981.90
* Notional Class

